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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 4
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 6, 1998

                                AgriBioTech, Inc.

        (Exact name of small business issuer as specified in its charter)

          Nevada                       1-1935                  85-0325742
(State or other jurisdiction of      (Commission             (I.R.S. Employer
 incorporation or organization)      File Number)           Identification No.)


               120 Corporate Park Drive, Henderson Nevada (89014)
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (702) 566-2440


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


Explanatory Note


         This Amendment No. 4 on Form 8-K/A to the Current Report on Form 8-K ("Form 8-K") for January 6, 1998 of AgriBioTech, Inc., a Nevada corporation ("the Company") is submitted in order to provide revised Financial Statements of Lofts Seed Inc. and Subsidiary under Item 7 of Form 8-K. Therefore, the Company hereby amends its Form 8-K in accordance with Rule 12b-15 under the Securities Exchange Act of 1934.

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders of
Lofts Seed, Inc.
Winston-Salem, North Carolina

We have audited the accompanying consolidated balance sheets of Lofts Seed, Inc. and subsidiary as of November 30, 1997, and December 31, 1996 and the related statements of operations and retained earnings, and cash flows for the eleven month period and six month period then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We did not audit the financial statements of Sunbelt Seeds, Inc., a wholly owned subsidiary, which statements reflect total assets of $4,830,966 as of November 30, 1997 and total revenues of $14,659,576 for the ten month period then ended. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Sunbelt Seeds, Inc., is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Lofts Seed, Inc. and Sunbelt Seeds, Inc. as of November 30, 1997 and December 31, 1996 and the results of their operations and their cash flows for the eleven month period and six month period then ended in conformity with generally accepted accounting principles.

As discussed in Note Q to the financial statements, certain mistakes in the application of accounting principles relating to consolidation and certain errors resulting in overstatement of previously reported inventory as of November 30, 1997 and subsidiary equity as of November 30, 1997 and December 31, 1996 were discovered by management of the Company during the current year. Accordingly, the 1997 and 1996 financial statements have been restated to correct these mistakes in application of accounting principles and these errors.


Cannon & Company, L.L.P.


Winston-Salem,  North Carolina
January 22, 1998, except for the second
paragraph of Note Q which is as of
December 22, 1998

LOFTS SEED, INC. AND SUBSIDIARY (Consolidated)
BALANCE SHEETS
November 30, 1997 and December 31, 1996


                                                                                          1997          1996
                                                                                      -----------   -----------
ASSETS
CURRENT ASSETS
  Cash                                                                                $ 1,039,782   $   222,290
  Trade accounts receivable, net of allowance for
    doubtful accounts of $419,760 for 1997 and
    $400,000 for 1996                                                                   6,810,137     4,617,372
  Employee advances                                                                         1,000
  Inventory                                                                            11,129,392    12,207,635
  Prepaid expenses                                                                        176,214        34,526
                                                                                      -----------   -----------

                                                               TOTAL CURRENT ASSETS    19,156,525    17,081,823
                                                                                      -----------   -----------

PROPERTY AND EQUIPMENT                                                                    303,344       247,961
                                                                                      -----------   -----------

OTHER ASSETS
  Investment in affiliated company                                                                      489,490
  Goodwill                                                                                387,253
  Loan acquisition costs                                                                   21,500        27,000
  Deferred income taxes                                                                   108,000        85,000
                                                                                      -----------   -----------
                                                                                          516,753       601,490
                                                                                      -----------   -----------

                                                                       TOTAL ASSETS   $19,976,622   $17,931,274
                                                                                      ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Notes payable                                                                       $ 5,635,203   $ 6,260,004
  Current portion of long-term debt                                                     1,278,634       916,428
  Trade accounts payable                                                                3,323,994     2,259,925
  Income tax payable                                                                      250,000
  Royalties payable                                                                       119,294       474,000
  Accrued expenses                                                                        859,229       493,688
  Accrued payroll                                                                         281,588       345,428
                                                                                      -----------   -----------
                                                          TOTAL CURRENT LIABILITIES    11,747,942    10,749,473
                                                                                      -----------   -----------

SUBORDINATED NOTES PAYABLE - RELATED PARTIES                                            1,557,547     1,797,492
                                                                                      -----------   -----------

LONG-TERM DEBT                                                                          4,125,844     4,165,358
                                                                                      -----------   -----------

DEFERRED COMPENSATION                                                                     146,811       171,937
                                                                                      -----------   -----------

STOCKHOLDERS' EQUITY
  Common stock, Class A (voting), no par value,
    230 shares authorized, issued and outstanding                                          23,000        23,000
  Common stock, Class B (nonvoting), no par value,
    770 shares authorized, issued and outstanding                                          77,000        77,000
  Retained earnings                                                                     2,298,478       947,014
                                                                                      -----------   -----------
                                                                                        2,398,478     1,047,014
                                                                                      -----------   -----------
                                         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $19,976,622   $17,931,274
                                                                                      ===========   ===========

See accompanying notes.
                                      -1-

LOFTS SEED, INC. AND SUBSIDIARY (Consolidated)
STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
For the Eleven Months Ended November 30, 1997
and the Six Months Ended December 31, 1996


                                                                                          1997            1996
                                                                                      ------------    ------------
NET SALES                                                                             $ 64,115,227    $ 23,566,501

COST OF SALES                                                                           46,663,625      16,112,326
                                                                                      ------------    ------------

                                                                       GROSS PROFIT     17,451,602       7,454,175

GENERAL AND ADMINISTRATIVE EXPENSES                                                     12,920,499       5,917,993
                                                                                      ------------    ------------
                                                                                         4,531,103       1,536,182
                                                                                      ------------    ------------

OTHER INCOME (EXPENSE)
  Equity in earnings of affiliate                                                          167,057          39,650
  Interest income                                                                           12,854
  Miscellaneous income                                                                     227,337          79,847
  Gain on dispositions of fixed assets                                                                      14,500
  Management fees expense                                                               (1,216,822)       (150,621)
  Interest expense                                                                      (1,383,833)       (557,642)
                                                                                      ------------    ------------
                                                                                        (2,193,407)       (574,266)
                                                                                      ------------    ------------

                                                         INCOME BEFORE INCOME TAXES      2,337,696         961,916

INCOME TAXES                                                                               240,873          14,902
                                                                                      ------------    ------------

                                                                         NET INCOME      2,096,823         947,014

BEGINNING RETAINED EARNINGS                                                                947,014

Dividend payments                                                                         (745,359)
                                                                                      ------------    ------------

                                                           ENDING RETAINED EARNINGS   $  2,298,478    $    947,014
                                                                                      ============    ============

See accompanying notes.
                                       -2-

LOFTS SEED, INC. AND SUBSIDIARY (Consolidated)
STATEMENTS OF CASH FLOWS
For the Eleven Months Ended November 30, 1997
and the Six Months Ended December 31, 1996


                                                                                          1997           1996
                                                                                      -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                                          $ 2,096,823    $   947,014
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization                                                          78,016         28,919
    Equity in earnings of affiliate                                                      (167,057)       (39,650)
    Gain on disposal of fixed assets                                                                     (14,500)
    Bad debt expense                                                                       16,000
    Deferred taxes                                                                         (7,000)
    Changes in:
      Accounts receivable                                                              (1,256,112)      (202,758)
      Inventory                                                                         1,821,930     (6,002,661)
      Prepaid expenses                                                                   (155,801)        44,927
      Employee advances                                                                    (1,000)
      Other assets                                                                                       215,875
      Trade accounts payable                                                              373,412        269,306
      Income tax payable                                                                  229,349
      Royalties payable                                                                  (354,706)      (337,888)
      Accrued expenses                                                                    365,541       (805,339)
      Accrued payroll                                                                     (63,840)       345,428
      Due to former stockholder                                                                       (1,512,040)
      Deferred compensation                                                               (25,126)       (10,784)
                                                                                      -----------    -----------
                                                           NET CASH PROVIDED (USED)
                                                            BY OPERATING ACTIVITIES     2,950,429     (7,074,151)

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of equipment                                                                  (127,899)       (90,258)
  Proceeds from sale of assets                                                                            14,500
  Cash inflows from wholly-owned subsidiary                                               182,376
                                                                                      -----------    -----------
                                                           NET CASH PROVIDED (USED)
                                                            BY INVESTING ACTIVITIES        54,477        (75,758)
                                                                                      -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Payment of dividends                                                                   (745,359)
  New borrowings
    Short-term                                                                          4,308,952      5,847,497
    Long-term                                                                           1,204,887
  Debt reduction
    Short-term                                                                         (5,978,586)
    Long-term                                                                            (977,308)      (735,330)
                                                                                      -----------    -----------
                                                           NET CASH PROVIDED (USED)
                                                            BY FINANCING ACTIVITIES    (2,187,414)     5,112,167
                                                                                      -----------    -----------

                                                    NET INCREASE (DECREASE) IN CASH       817,492     (2,037,742)

CASH BEGINNING OF PERIOD                                                                  222,290      2,260,032
                                                                                      -----------    -----------

                                                              CASH AT END OF PERIOD   $ 1,039,782    $   222,290
                                                                                      ===========    ===========

See accompanying notes.
                                      -3-


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
                                                             1997         1996
                                                         -----------    --------
Purchase of interest in subsidiary                       $   900,000
Debt incurred on purchase                                   (900,000)
                                                         -----------

Net cash outlay                                          $
                                                         ===========


Cash paid during the period for:
                                                             1997         1996
                                                         -----------    --------

  Interest                                               $ 1,404,231    $527,835
                                                         ===========    ========



  Income taxes                                           $    20,711
                                                         ===========

LOFTS SEED, INC. AND SUBSIDIARY (CONSOLIDATED)
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 and December 31, 1996


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The Company develops and markets seed products with a distribution network of locations operating throughout the United States.

The subsidiary, Sunbelt Seeds, Inc. markets seed products throughout the southeastern portion of the United States.

Principles of Consolidation

The consolidated  financial statements include the accounts of Lofts Seeds, Inc.
and  its  wholly  owned   subsidiary,   Sunbelt  Seeds,   Inc.  All  significant
intercompany accounts and transactions have been eliminated in consolidation.

Change in Fiscal Year

Effective the year beginning July 1, 1996, the Company elected to change their fiscal year to a calendar year.

Use of Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Inventory

Inventory consists mainly of purchased seed either for resale or blending prior to resale and is valued at the lower of cost or market, with cost determined using the first-in, first-out method.

The subsidiary's inventory is valued at the lower of cost or market, with cost determined using the last-in, first-out method (LIFO).

Property and Equipment

Property and equipment are stated at cost and are depreciated by straight-line and accelerated methods over estimated useful lives as follows:

  Computer equipment   five years
  Furniture, fixtures and equipment   five to seven years
  Leasehold improvements   thirty-nine years

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all debt instruments purchased with an original maturity of three months or less to be cash equivalents.

LOFTS SEED, INC. AND SUBSIDIARY (CONSOLIDATED)
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 and December 31, 1996


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Income Taxes

Effective July 1, 1996, the parent Company has elected to be treated as an eligible small business (S Corporation) for tax purposes. Under this election, income is taxed to the individual stockholders and not to the Company. This special election recognized in all states the Company operates in, except one. Accordingly, the only income taxes reflected in the provision will be those due to this one state. The wholly-owned subsidiary has elected to be treated as an eligible C Corporation for tax purposes. Therefore, the earnings of the subsidiary are taxed to the corporation. Deferred taxes are recognized as a result of the following temporary differences: different methods for treating allowance for bad debts, noncompete agreements, and accrued vacation.

Reclassifications

Certain amounts for 1996 have been reclassified where appropriate to conform with 1997 classifications.

NOTE B - BUSINESS COMBINATIONS

On June 28, 1996, all of the previously outstanding shares of Lofts Seed, Inc. were purchased for approximately $10,280,000, including acquisition costs. The book value of the net assets and liabilities at that time was approximately $9,814,000. The fair market value of the net assets and liabilities was approximately $11,163,000, resulting in an excess fair market value over purchase price of approximately $883,000. The purchase of the previously outstanding shares of Lofts Seed, Inc. was financed substantially through financing sources for approximately $10,000,000, accruals for approximately $210,000 and capital contributions of $100,000 from the new stockholders.

The adjustments for fair market value and allocation of excess of fair market value over purchase price were as follows:

         Net deferred assets with a book value of approximately $226,000 were increased approximately $143,500 to a fair market value of approximately $369,500.

         Property and equipment with a book value of approximately $1,880,000 were increased approximately $1,010,000 to a fair market value of approximately $2,890,000. Prior to the purchase transaction, one of the new stockholders acquired property and equipment with an adjusted fair market value of $2,200,000. In exchange, the stockholder assumed related debt for the property and equipment of $2,200,000. The remaining fair market value of property and equipment was approximately $690,000. This amount was subsequently decreased as a result of the allocation of excess of fair market value over the purchase price for approximately $465,000, plus an additional amount of approximately $42,000 for the effect on deferred tax assets.

LOFTS SEED, INC. AND SUBSIDIARY (CONSOLIDATED)
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 and December 31, 1996


NOTE B - BUSINESS COMBINATIONS

         Investment in an affiliated company required no adjustment to fair market value due to the fact that book value of $621,474 approximated fair market value. However, this amount decreased as a result of the allocation of excess fair market value over the purchase price for approximately $171,633.

         Accrued expenses and other current liabilities with a book value of approximately $3,738,000 were decreased approximately $274,000 to a fair market value of approximately $3,464,000.

         The acquisition was accounted for by the purchase method of accounting, whereby the Company allocated the purchase price to the assets based upon their fair market values. Since the fair market value of the assets and liabilities exceeded the net purchase price, property and equipment, investment in affiliated company and deferred taxes relating to the purchase and subsequent S corporation election were reduced.

The table below presents the reduction:

                                          Fair
                                         Market
                                         Value         Adjustments        Total
                                      -----------       ---------       --------
Property and equipment                $   690,123       $(506,499)      $183,624
Investment in affiliate                   621,474        (171,633)       449,841
Deferred taxes                            369,482        (284,482)        85,000
                                      -----------       ---------       --------

                                      $ 1,681,079       $(962,614)      $718,465
                                      ===========       =========       ========

NOTE C - PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

                                                         1997             1996
                                                       --------         --------
Autos                                                  $ 59,454         $ 52,232
Equipment                                                81,467           34,120
Furniture                                               264,086          170,442
Leasehold improvements                                   24,088           17,088
                                                       --------         --------
                                                        429,095          273,882
Less accumulated depreciation                           125,751           25,921
                                                       --------         --------

                                                       $303,344         $247,961
                                                       ========         ========

Depreciation expense was $78,016 and $28,919 for the eleven months ended November 30, 1997 and the six months ended December 31, 1996, respectively.

LOFTS SEED, INC. AND SUBSIDIARY (CONSOLIDATED)
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 and December 31, 1996


NOTE D - INVESTMENT IN AFFILIATED COMPANY

Investment in affiliated company reflects ownership by the Company of 50% of the common stock of Sunbelt Seed, Inc. through June 30, 1997. Summary of information as of January 31, 1997, is as follows:

     Current assets                                              $  1,980,269
     Current liabilities                                              995,202
     Net sales                                                     14,705,646
     Net income                                                        79,299

The investment in affiliated company was adjusted in a prior year as a result of the allocation of excess fair market value over the purchase price of the Company.

Effective July 1, 1997, Loft Seed, Inc. acquired 100% of Sunbelt Seed, Inc. At this time the consolidation of the subsidiary was handled using the purchase method of accounting, at which time common stock, retained earnings, additional paid in capital and intercompany profits and inventory were eliminated. In addition, investment in subsidiary was eliminated on Loft Seed's books and the remaining difference was recorded as goodwill.

NOTE E - SHORT-TERM DEBT PAYABLE

The Company has a short term line of credit with an overall limitation of $13,140,000, not to exceed 80% of eligible accounts receivable and 50% of eligible inventory, less the amount of all accounts payable due to growers of seed inventory. Borrowings under the line of credit bear interest at prime. The line of credit agreement is collateralized by substantially all assets of the Company, certain assets of the principal stockholder and a related party company that is under common ownership. In addition, the line of credit is personally guaranteed by the principal stockholder. The current line of credit expires March 31, 1998.

The line of credit and notes payable agreement (Note F) place restrictions on among other things, dividend payments, capital expenditures, capital lease obligations, and officer compensation. In addition, the agreement requires maintaining various financial ratios at predefined levels. All requirements were either met or waived for the eleven months ended November 30, 1997.

As of November 30, 1997, the fair value of the line of credit was approximately equivalent to its carrying value, due to the fact that the interest rates currently available to the Company for debt with similar terms are approximately equal to the interest rates for its existing debt.

The Company has a short term loan of $804,887 bearing interest at prime (8.5% at November 30, 1997). It is payable March 31, 1998. At the bank's option, this loan may be extended to a maximum of sixty months from the original closing date of August 29, 1997.

LOFTS SEED, INC. AND SUBSIDIARY (CONSOLIDATED)
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 and December 31, 1996


NOTE E - SHORT-TERM DEBT PAYABLE

During 1997, the Company borrowed $805,000 from an affiliated company's line of credit. The amount was repaid in August of 1997.

NOTE F - LONG-TERM DEBT

The Company's long-term debt consists of the following:

                                                           1997         1996
                                                        ----------   ----------
 Note  payable in monthly  installments  of $120,453
 through  July 2001,  with interest at prime + .5%,
 collateralized by substantially all of the
 Company's assets                                       $4,169,428

 Note  payable  in monthly  installments  of $76,369
 through  July 2001,  plus interest at prime plus 1%,
 collateralized by substantially all of the Company's
 assets                                                              $5,081,786

 Note payable in monthly  installments of $21,667
 through  September 2002, plus interest at prime +.5%,
 collateralized by substantially all of the Company's
 assets                                                  1,235,050
                                                        ----------   ----------
                                                         5,404,478    5,081,786
 Less current maturities                                 1,278,634      916,428
                                                        ----------   ----------
                                                        $4,125,844   $4,165,358
                                                        ==========   ==========

Future maturities of long-term debt are summarized as follows:

                                                1998                 $1,278,634
                                                1999                  1,471,011
                                                2000                  1,584,613
                                                2001                    875,170
                                                2002                    195,050
                                                                     ----------
                                                                     $5,404,478
                                                                     ==========

Interest expense was $1,383,833 and $568,358 for the eleven months ended November 30, 1997 and the six months ended December 31, 1996, respectively.

LOFTS SEED, INC. AND SUBSIDIARY (CONSOLIDATED)
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 and December 31, 1996


NOTE G - SUBORDINATED NOTES PAYABLE

Subordinated notes payable to related parties represent the following:

                                                          1997           1996
                                                       ----------     ----------
 Note payable to an affiliated company under
 common control, payable upon demand plus
 interest at prime plus 2%.  The note is
 subordinated to the bank debt                         $1,557,547     $1,747,492

 Note payable to the principal stockholder,
 payable in full in June 1998.  Interest is
 payable quarterly at prime plus 2%.  The
 note is subordinated to the bank debt                                    50,000
                                                       ----------     ----------
                                                       $1,557,547     $1,797,492
                                                       ==========     ==========

NOTE H - LEASES AND RELATED PARTIES

Effective June 1996, the Company entered into two new operating lease agreements with its majority stockholder to lease certain facilities in Oregon. The leases require annual lease payments of $266,748 and expire in 2001.

Effective June 1996, the Company entered into a new operating lease agreement with its majority stockholder to lease certain facilities in Massachusetts. The lease requires annual lease payments of $61,500 and expires in 2001.

During the year, the Company entered into multiple operating lease agreements leasing vehicles and equipment over periods ranging from 12 to 48 months, with lease payments from $227 to $531.

Future minimum lease payments required by leases are summarized as follows:

                                                1998                  $  749,990
                                                1999                     682,406
                                                2000                     506,558
                                                2001                     272,743
                                                                      ----------
                                                                      $2,211,697

Total lease expense charged to operations was $872,501 and $500,755 for the eleven months ended November 30, 1997 and the six months ended December 31, 1996, respectively.

LOFTS SEED, INC. AND SUBSIDIARY (CONSOLIDATED)
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 and December 31, 1996


NOTE I - DEFERRED COMPENSATION

The Company is obligated to make payments to the surviving spouse of a deceased officer for a period of twenty years from the date of the death of such officer (February 1983) or to the death of the surviving spouse, if earlier. The obligation is payable at $800 per week including interest at 9% through February 2003. The interest paid in connection with the obligation was $15,437 and $10,014 for the eleven months ended November 30, 1997 and the six months ended December 31, 1996, respectively.

NOTE J - INCOME TAXES

The income tax provision consists of the following:

                                                          1997             1996
                                                        --------         -------
 Federal and state income taxes                         $240,873         $14,902
                                                        ========         =======

As discussed in Note A, the Parent Company has elected to be treated as an eligible small business (S Corporation) in all states that it operates in except one. In this state there is a net operating loss carryforward of $11,336,550 that begins expiring in December 1997 as follows:

                                               1997                  $ 2,950,162
                                               1998                    2,670,452
                                               1999                    2,962,828
                                               2000                    1,268,260
                                               2001                    1,484,848
                                                                     -----------
                                                                     $11,336,550

Deferred taxes result from temporary differences in the recognition of expenses for income tax and financial statement purposes. The source of these differences and the tax effect is as follows:

 Net operating loss carryforward                                      $ 903,550
 Valuation allowance                                                   (818,550)
 Allowance for bad debt                                                   8,000
 Noncompete                                                               7,000
 Accrued vacation                                                         8,000
                                                                      ---------
                                                                      $ 108,000
                                                                      =========

LOFTS SEED, INC. AND SUBSIDIARY (CONSOLIDATED)
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 and December 31, 1996


NOTE J - INCOME TAXES

A reconciliation of the statutory U.S. federal rate and effective rate for the wholly-owned subsidiary is as follows:

                                                                          1997
                                                                         ------
 Statutory U.S. Federal rate                                              34.0%
 State income tax rate                                                     7.0%
 Other                                                                    (1.9%)
                                                                         ------
                                                                          39.1%
                                                                         ======

NOTE K - CONCENTRATION OF CREDIT RISK

The Company sells its products to a variety of locations throughout the United States.

Concentrations of credit risk within the region and industry are generally diversified due to the large number of entities comprising the Company's customer base. No one customer comprises a significant portion of the Company's receivables. While these receivables are unsecured, the Company performs ongoing credit evaluations of its customers' financial condition.

Sales to one customer approximated $10,000,000 (16%) of the Company's sales for the eleven months ended November 30, 1997.

NOTE L - PURCHASE CONTRACTS

The Company maintains in the ordinary course of business, numerous contracts with seed growers, primarily in the state of Oregon, to grow specified seed varieties for a specified period of time (generally three years) and to sell the harvested seed to the Company at a specified price per pound. These contracts expire at various dates.

NOTE M - ROYALTY CONTRACTS

The Company has entered into numerous royalty contracts with individuals and research facilities which developed certain varieties of grass seed sold by the Company. Royalties are based on pounds of seed sold and computed at the growers' prices. Royalty percentages range from 2% to 6%. The contracts have minimum aggregate annual payments of approximately $50,000 per year.

NOTE N - CONTINGENCIES

The Company is subject to legal proceedings and claims arising in the ordinary course of business. It is management's opinion that legal proceedings and claims will not have a material effect on the financial statements.

LOFTS SEED, INC. AND SUBSIDIARY (CONSOLIDATED)
NOTES TO FINANCIAL STATEMENTS
November 30, 1997 and December 31, 1996


NOTE O - PROFIT SHARING PLAN

The Company has a 401(k) profit sharing plan for qualified employees. The terms of the plan define qualified employees as all full time non-union employees. Qualified employees may contribute from 2% to 10% of their gross pay. The Company has the option to match up to 25% of the employees' contributions up to 4% of eligible employee contributions. The Company's contributions to the participants investments accounts are fully vested after five years. The Company did not make any contributions for the eleven months ended November 30, 1997 or the six months ended December 31, 1996.

NOTE P - SUBSEQUENT EVENTS

Effective January 6, 1998, all of the Company's stock was purchased by another Company. As a part of the purchase, all security guarantees between the bank and former stockholders were released.

NOTE Q - RESTATEMENT AND CORRECTION OF AN ERROR

The financial statements as of November 30, 1997 and December 31, 1996 have been restated to correct mistakes in application of accounting principle and certain errors that were discovered subsequent to January 22, 1998 as follows:

The Company discovered errors in the reporting of inventory at November 30, 1997 and cost of sales for the eleven months then ended. These errors, aggregating $494,422, have been corrected in the accompanying financial statements and resulted in cost of sales being increased and inventory, retained earnings, total stockholders' equity, gross profit, income before income taxes and net income being decreased by such amount.

The Company discovered errors in the reporting of equity in subsidiary as of November 30, 1997 This error resulted in the subsidiary's financial statements not being consolidated with the parent company. The financial statements as of November 30, 1997 have been restated to reflect consolidation with the subsidiary.

The Company discovered errors in the reporting of equity in subsidiary as of December 31, 1996 This error, aggregating $165,880, has been corrected in the accompanying financial statements and resulted in income from subsidiary, retained earnings, total stockholders' equity, income before income taxes and net income being decreased by such amount.

                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                         AGRIBIOTECH, INC.,


Date: March 22, 1999                                     By:  /s/ Randy Ingram
                                                              ----------------
                                                              Randy Ingram,
                                                              Vice-President/CFO